Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-M

KEY PERFORMANCE FACTORS
NOVEMBER, 1999



        Expected B Maturity                                       12/15/06


        Blended Coupon                                          6.2058%



        Excess Protection Level
          3 Month Average  5.72%
          November, 1999  5.20%
          October, 1999  6.17%
          September, 1999  5.79%


        Cash Yield                                  18.33%


        Investor Charge Offs                        4.89%


        Base Rate                                   8.24%


        Over 30 Day Delinquency                     5.02%


        Seller's Interest                           8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $ 48,461,894,441.68


        Investor Participation Amount               $ 500,000,000.00


        Seller Participation Amount                 $ 4,130,074,923.19